SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☑	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
GENCOR INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)
LLOYD I. MILLER, III

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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i

ANNUAL MEETING OF STOCKHOLDERS OF
GENCOR INDUSTRIES, INC.

********************PRELIMINARY*********************
PROXY STATEMENT OF
LLOYD I. MILLER, III

     GENCOR ANNUAL MEETING. On January 28, 2008, Gencor Industries, Inc., a Delaware corporation (“Gencor” or the “Company”), filed with the Securities and Exchange Commission its proxy statement and notice to stockholders that the Annual Meeting of Stockholders will be held at the Company’s corporate offices; 5201 North Orange Blossom Trail, Orlando, Florida, on March 6, 2008 at 10:00 A.M., local time.
     STOCKHOLDER NOMINATION. Mr. Lloyd I. Miller, III has submitted his nomination for election as a director to the Board of Directors of Gencor. Mr. Miller beneficially owns an aggregate of approximately 918,666 shares of common stock in Gencor, representing approximately 11.5% of the 7,967,372 shares outstanding.
     GOLD PROXY CARD. This preliminary proxy statement and the enclosed GOLD preliminary proxy card (the “GOLD proxy card”) are being furnished to you, the stockholders of Gencor, by Mr. Lloyd I. Miller, III, who is a nominee for election by the common stockholders.
     SOLICITATION OF PROXIES FOR MR. MILLER. Mr. Miller is soliciting proxies to be used at the 2008 Annual Meeting of Stockholders of Gencor, and any adjournments or postponements thereof (the “Annual Meeting”). Pursuant to this proxy statement, Mr. Miller is soliciting proxies from holders of shares of Gencor common stock to vote FOR the election of Lloyd I. Miller, III as a director of the Company to represent the interests of the public stockholders.
     RECORD DATE. Gencor’s proxy statement states that only Gencor stockholders of record at the close of business on January 30, 2008 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Stockholders should review the information provided herein in conjunction with the Company’s 2007 Annual Report to Stockholders, which accompanies the proxy statement mailed by Gencor. Gencor’s proxy statement and Annual Report are not to be considered soliciting material of Mr. Miller.
To elect STOCKHOLDER-NOMINATED REPRESENTATION ON THE BOARD,
Gencor common stockholders should VOTE FOR
the election of Lloyd I. Miller, III as a director of the Company.

* * * * * * *
     This proxy statement and the accompanying GOLD proxy card are first being mailed to stockholders on or about February       , 2008. According to the Company’s proxy statement, the Company has set March 6, 2008 as the date for the Annual Meeting and January 30, 2008 (the “Record Date”) as the date for determining which stockholders will be entitled to vote at the Annual Meeting.
     A proxy may be given by any person who holds shares of Gencor common stock on the Record Date set for the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are urged to sign and date the enclosed GOLD proxy card and return it in the postage-paid envelope provided.
     Since only your latest dated proxy card will count, we urge you not to return any white proxy card you receive from the Company. Even if you have already returned a white proxy card sent to you by the Company, you have a right to change your vote by signing, dating and returning a later dated proxy card or by voting in person at the Annual Meeting. By completing and returning the GOLD proxy card, any previous proxy card you may have previously sent to the Company will be automatically revoked. It is very important that you DATE YOUR GOLD PROXY CARD because your latest-dated proxy is the only one that counts.
     All valid proxies received before the Annual Meeting will be voted, and stockholders have the power to revoke their proxies at any time before they are exercised.
Please do not return any proxy sent to you by the Company.

REASONS TO VOTE FOR LLOYD I. MILLER, III AS DIRECTOR
          The following is a summary of Mr. Miller’s views and the reasons why Mr. Miller is seeking representation on the board of directors at the Annual Meeting:

•	Gencor’s nominee for election by the common stockholders has an UNDISCLOSED PRIOR EMPLOYMENT RELATIONSHIP with Gencor. The common stockholders can elect ONLY ONE director to the Company’s board of directors. Since 2005, the Company has slated Russell R. Lee III as the one director to be elected by the common stockholders. Gencor’s proxy statement omits the fact that Mr. Lee was a former executive of Gencor. Mr. Miller believes that because of Mr. Lee’s previous employment relationships with Gencor, Mr. Lee is not the right candidate to represent the interests of the common stockholders and would be better suited as a candidate for the Class B stockholders.

•	Mr. Miller has a PROVEN HISTORY OF WORKING TO ENHANCE STOCKHOLDER VALUE. When necessary, Mr. Miller has sought board participation through proxy contests with successful results. Once nominated and elected as a member of the boards of directors of various public companies, Mr. Miller has WORKED HARD to enhance stockholder value. Mr. Miller believes that Gencor’s performance will be enhanced if the board includes a director NOMINATED BY STOCKHOLDERS.
          For more information on how the past actions and practices of the board have adversely affected the Company and on how Mr. Miller will work to realize value for all stockholders of Gencor, please read the following section entitled “Statement in Support.”
BACKGROUND TO SOLICITATION
     Mr. Lee’s Appointment to Board by Directors. Russell R. Lee, III was one of two directors selected by the directors of the Company to replace two directors who resigned during 2003.
     Mr. Lee’s Nomination for Election at Delayed Annual Meeting in 2005. The Company failed to hold an annual meeting of the stockholders in 2004 to elect directors, and Mr. Lee continued to serve as a director of the Company during that time without standing for election by the common stockholders. Mr. Lee was not elected as a director by the common stockholders until the delayed annual meeting of the stockholders held by the Company in September of 2005.
     Mr. Miller’s Filing on 13D. On June 19, 2007, Mr. Miller filed a Schedule 13D in which he disclosed that he is examining his options with respect to taking action to enhance governance, oversight and stockholder value, including (1) nominating candidates for director of the board of directors of the Company and (2) encouraging, participating in or leading the efforts to include individuals on the Board who would be independent of management and would represent the interests of the Company and the holders of common stock.
     Mr. Miller’s Nomination. On November 20, 2007, Mr. Miller sent a letter to the Company in which he provided notice of his intention to nominate himself at the Annual Meeting for election by the common stockholders to serve as a director of the board of directors of the Company. On November 21, 2007, Mr. Miller amended his Schedule 13D to disclose such intention.
STATEMENT IN SUPPORT
Benefits of Nominations by Common Stockholders.
     Currently, there are six directors on the board of directors of the Company. Under the Company’s Amended and Restated Bylaws, the Class B stockholders have the right to elect 75% of the total number of directors and the common stockholders have the right to elect 25% of the total number of directors. As a result, the Class B stockholders elect five of the six directors, and the common stockholders elect ONLY ONE of the directors.
     Considering that the common stockholders of the Company elect ONLY ONE director, Mr. Miller believes that it is important for that one director to be truly independent for purposes of representing the interests of the common stockholders. Mr. Miller believes that having boards composed solely of members nominated by a company’s existing directors tends to adversely affect director independence and increases the likelihood that the board will simply serve to “rubber stamp” decisions made by management and influential stockholders. By contrast, Mr. Miller believes that individuals nominated by stockholders are more likely to advocate business practices intended to increase the returns to public stockholders and are therefore better positioned to represent stockholders’ true interests.
Undisclosed Employment Relationship of Russell R. Lee, III with the Company
     Initial appointment without election by common stockholders. As disclosed in the proxy statement filed with the Securities and Exchange Commission by the Company on August 23, 2005, Russell R. Lee, III was first appointed as director by the Company’s directors to fill a vacancy created on the board in 2003.
     Delayed annual meeting. The Company failed to hold an annual meeting of the stockholders in 2004 to elect directors, and Mr. Lee continued to serve as a director of the Company in 2004. Mr. Lee was not elected as a director by the common stockholders until the annual meeting of the stockholders held by the Company in September of 2005.
     Omission of information regarding prior executive position with Gencor. When Gencor nominated Mr. Lee two years later for election by the common stockholders, they provided incomplete information regarding Mr. Lee’s employment experience. Based on previous Gencor filings before Mr. Lee was named as a director, Mr. Lee served as the Corporate Controller of the Company from 1990 to 1995, and then as the Treasurer/Chief Financial Officer of the Company from 1995 to 1998. Mr. Lee’s previous employment with Gencor was disclosed in the Gencor proxy statement in 1999 and in April 2007 by his employer, Teltronics, Inc., in its Form 10-K filed with the Securities and Exchange Commission. However, Gencor failed to disclose this former relationship in the proxy statement delivered to common stockholders in each year that Mr. Lee was elected as an independent director of Gencor. Gencor continued to omit Mr. Lee’s previous relationship from its proxy statement filed with the Securities and Exchange Commission on January 28, 2008.
     Mr. Lee is better suited to be a Class B director candidate. Mr. Miller has met with Mr. Lee and has no personal or professional objections to Mr. Lee as a candidate for director. However, Mr. Miller believes that the interests of the common stockholders would be better served by a candidate with no previous ties to Gencor. Considering Mr. Lee’s previous employment relationships with Gencor, Mr. Miller believes that Mr. Lee is not the right candidate to represent the interests of the common stockholders and would be better suited as a candidate for the Class B stockholders.

     Designation of Mr. Lee as financial expert. In view of Mr. Lee’s previous ties to the Company, Mr. Miller believes that Mr. Lee is particularly unsuited to represent the interests of the common stockholders. In particular, Mr. Miller is concerned that Mr. Lee has been nominated to the board as an “independent” director and audit committee financial expert.
Conclusion
          For each of the reasons outlined above, Mr. Miller believes that the common stockholders need a new director to represent them on the Company’s board of directors to ensure that the voices of the common stockholders are heard. Accordingly, Mr. Miller urges you to vote for him as a director at the Annual Meeting by signing, dating and returning the GOLD proxy card in the enclosed postage-prepaid envelope.
ABOUT MR. MILLER
          LLOYD I. MILLER, III (age 53) has been a member of the Chicago Board of Trade since 1978 and a member of the Chicago Stock Exchange since 1996. Mr. Miller graduated from Brown University in 1977 with a Bachelor’s Degree. Mr. Miller is currently a director of Stamps.com, American BankNote Corporation, Ore Pharmaceuticals Inc. (formerly Gene Logic Inc.), Pharmos Inc. and Synergy Brands, Inc. Mr. Miller previously served on the board of directors of several other companies, including Denny’s Corporation, Vulcan International, Celeritek, Inc., Dynabazaar, Inc. (formerly FairMarket, Inc.), and Aldila, Inc. Mr. Miller’s principal occupation is as an investor.
          MR. MILLER IS A STOCKHOLDER, JUST LIKE YOU. As a significant stockholder, Mr. Miller desires to improve the business and financial performance of Gencor for the benefit of stockholders. MR. MILLER IS NOT A GENCOR INSIDER. His decisions are not dictated by a salary or any annual payments from the Company, or any historical relationships with Gencor management or other directors. Accordingly, his interests as an investor are aligned with the interests of other stockholders whose investment decisions are based on increasing stockholder value.
GENERAL VOTING PROCEDURES
          To vote FOR the election of Lloyd I. Miller, III as a director of the Company, please sign and date the enclosed GOLD proxy card and return it to Mr. Miller’s proxy solicitor, The Altman Group, Inc. (“The Altman Group”), in the enclosed postage-prepaid envelope. Submitting the proxy will not affect your right to attend the Annual Meeting and vote in person.
QUESTIONS & ANSWERS ABOUT VOTING PROCEDURES
     How do I vote in person if I am a record holder?
          If you held shares of Gencor common stock on the Record Date you may attend the Annual Meeting and vote in person.
     How do I vote by proxy if I am a record holder?
          To vote by proxy, you should complete, sign and date the enclosed GOLD proxy card and return it promptly in the enclosed postage-prepaid envelope. To be able to vote your shares in accordance with your instructions at the Annual Meeting, Mr. Miller’s solicitor must receive your proxy as soon as possible but, in any event, prior to the meeting. You may vote your shares without submitting a proxy, if you vote in person.

What if I am not the record holder of my shares?
          If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can give a proxy with respect to your shares. You may have received either a GOLD proxy card from the record holder (which you can complete and send directly to The Altman Group) or an instruction card (which you can complete and return to the record holder to direct its voting of your shares). If the record holder has not sent you either a GOLD proxy card or an instruction card, you may contact the record holder directly to provide it with instructions.
          You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple GOLD proxy cards or voting instruction cards. For example, if you hold shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which your shares are held. You should complete, sign, date and return each GOLD proxy card and voting instruction card you receive.
          You may also receive a white proxy or voting instruction card that is being solicited by the Company’s board of directors. Mr. Miller urges you to discard any white proxy card or voting instruction card sent to you by the Company. If you have previously signed a white proxy card or voting instruction card sent by the Company, we urge you to sign, date and promptly mail the enclosed GOLD proxy card or voting instruction card before the Annual Meeting. By doing so, you will revoke any earlier dated proxy card or voting instruction card solicited by the Company’s board of directors. It is very important that you date your proxy. It is not necessary to contact the Company for your revocation to be effective.
          If you have questions or need assistance, please contact The Altman Group at (800) .
What is a “legal proxy,” and when would I need one?
          If you do not have record ownership of your shares and want to vote in person at the Annual Meeting, or if you are voting for someone else at the Annual Meeting, you may obtain a document called a “legal proxy” from the record holder of the shares or such other person and bring it to the Annual Meeting. If you need assistance, please contact The Altman Group at (800) .
What should I do if I receive a white proxy card from Gencor’s management?
          Proxies on the white proxy card are being solicited by the Company’s management. If you submit a proxy to us by signing and returning the enclosed GOLD proxy card, do not subsequently sign or return the white proxy card or follow any voting instructions provided by the Company, unless you intend to change your vote, because only your latest dated proxy will be counted.
          If you have already sent a white proxy card to the Company, you may revoke it and vote with Mr. Miller by signing, dating and returning the enclosed GOLD proxy card.
What if I want to revoke my proxy or change my voting instructions?
          If you give a proxy, you may revoke it at any time before it is voted on your behalf. If you hold shares in your own name (i.e., not through a bank or brokerage firm), you may revoke the prior proxy by:
• delivering a later dated proxy to Mr. Miller’s proxy solicitor, using the enclosed postage-prepaid envelope; or
• delivering a later dated proxy to the Secretary of Gencor; or
• delivering a written revocation to either Mr. Miller’s proxy solicitor or the Secretary of Gencor; or

• voting in person at the Annual Meeting.
If you hold your shares in street name, you may change your vote by:
• submitting a new proxy card or voting instruction form to your broker or nominee; or

• attending the Annual Meeting and voting in person, provided you have obtained a signed legal proxy from the record holder giving you the right to vote your shares.
          If you choose to revoke a proxy by giving written notice or a later-dated proxy to the Secretary of Gencor or by submitting new voting instructions to your broker or nominee, Mr. Miller would appreciate if you would assist us in representing the interests of stockholders on an informed basis by either sending The Altman Group a copy of your revocation, proxy or new voting instructions or by calling them at (800) . Remember, your latest-dated proxy is the only one that counts.
If I plan to attend the Annual Meeting, should I still submit a proxy?
          Whether you plan to attend the Annual Meeting or not, we urge you to submit a GOLD proxy. Returning the enclosed proxy card will not affect your right to attend the Annual Meeting and vote.
Who can vote?
          You are eligible to vote or to execute a proxy only if you owned shares of common stock of the Company on the Record Date. Even if you sell your shares after the Record Date, you will retain the right to execute a proxy in connection with the Annual Meeting. It is important that you grant a proxy regarding shares you held on the Record Date, or vote those shares in person, even if you no longer own those shares. According to the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on January 28, 2008, approximately 7,967,372 shares of the Company’s common stock were issued and outstanding as of November 27, 2007.
How many votes do I have?
          With respect to each matter to be considered at the Annual Meeting, you are entitled to one vote for each share of common stock owned on the Record Date. Based on documents publicly filed by the Company, the Company’s only outstanding voting securities are its common stock and Class B stock.
How will my shares be voted?
          If you give a proxy on the accompanying GOLD proxy card with instructions, your shares will be voted as you direct. If you submit a signed GOLD proxy card to Mr. Miller’s proxy solicitor without instructions, your shares will be voted FOR the election of Mr. Miller as a director of Gencor AND AGAINST any other proposal by the Company, EXCEPT that proxies held by Mr. Miller will vote FOR any proposal by Mr. Miller to adjourn the meeting, unless the signed GOLD proxy contains instructions to the contrary. Submitting a signed GOLD proxy card without instructions will entitle Mr. Miller to vote your shares in his discretion on matters not described in this preliminary proxy statement that Mr. Miller does not know, a reasonable time before this solicitation, are to be presented at the Annual Meeting and that properly come before the Annual Meeting, or any adjournment or postponement thereof.
          If Gencor stockholders holding shares of Gencor stock in street name do not provide voting instructions, their shares will not be voted and will therefore be considered broker “non-votes.”

     Unless a signed proxy specifies otherwise, it is presumed to relate to all shares held of record on the Record Date by the person who submitted it.
What is a quorum and why is it necessary?
     A quorum of stockholders is necessary to have a valid stockholders’ meeting. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of each class of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker “non-votes” will have no effect on the election of directors. A “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Shares held by the Company in its treasury do not count toward the quorum.
What vote is required to elect a director and approve each proposal and how will votes be counted?
     The Company currently has six directors, each of whom serves for a one-year term or until his successor is elected and qualified, or until such individual’s earlier resignation or removal. The Company’s common stockholders and Class B stockholders are the only classes of securities entitled to vote at the Annual Meeting. The common stockholders have the right to elect one director and the Class B stockholders have the right to elect 5 directors at the Annual Meeting, each voting separately as a class. Each stockholder is entitled to one vote for each share of common stock or Class B stock held of record by such stockholder as of the close of business on the Record Date. Directors elected by the common stockholders are elected by the affirmative vote of stockholders holding a plurality of shares of common stock, in attendance at the meeting, either in person or by proxy. Directors elected by the Class B stockholders are elected by the affirmative vote of stockholders holding a plurality of shares of Class B stock, in attendance at the meeting, either in person or by proxy.
Can the meeting be adjourned or postponed?
     The Company’s Amended and Restated Bylaws provide that, if a quorum is not present, a stockholders’ meeting may be adjourned, from time to time and without notice other than announcement at the meeting, by those stockholders present in person, until a quorum is present. If adjournment is for more than 30 days or if, after the adjournment, a new record date is set, a notice of the adjourned meeting must be given to each stockholder entitled to vote at the meeting.
How can I receive more information?
     If you require assistance or have questions about giving your proxy or about this proxy solicitation by Mr. Miller, please call The Altman Group at (800) .
PROXY REVOCATION RIGHTS
     Any stockholder who has executed and returned a proxy, whether solicited by the Company or by Mr. Miller, may revoke it at any time before the proxy is voted. A proxy may be revoked by sending a written revocation of such proxy to Mr. Miller or to the Secretary of the Company, by submitting another proxy with a later date marked on it, or by appearing in person at the Annual Meeting and voting. If, however, you hold your shares through a bank or broker and wish to vote at the Annual Meeting, you will need to obtain a legal proxy from that firm in order to be able to vote in person. Attendance at the meeting will not, by itself, revoke a proxy unless you actually vote at the meeting.
     Remember, only the latest dated proxy card will be counted. Therefore, Mr. Miller urges you to sign and return the GOLD proxy card accompanying this proxy statement.

     There is no limit on the number of times that a stockholder may revoke a proxy prior to the Annual Meeting. If you send written revocation of your proxy to the Secretary of the Company, Mr. Miller requests that you send either the original or a copy of that revocation to The Altman Group at the address on the last page of this preliminary proxy statement. This will allow Mr. Miller to more accurately determine if and when the requisite number of proxies have been received.
     PLEASE NOTE, that in order to vote FOR the election of Mr. Miller as a director of Gencor, you will need to complete and return the GOLD proxy card, regardless of whether or not you send a revocation.
PROXY SOLICITATION AND EXPENSES
     Proxies may be solicited by mail, telephone, telefax, telegraph, e-mail, newspapers and other publications of general distribution and in person. In connection with this solicitation of proxies, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries will be asked to forward all soliciting materials to the beneficial owners of the shares that those institutions hold of record. Mr. Miller will reimburse those institutions for reasonable expenses that they incur in connection with forwarding these materials.
     Mr. Miller has retained The Altman Group, Inc. to solicit proxies in connection with the Annual Meeting. The Altman Group, Inc. may solicit proxies from individuals, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries and will employ approximately         people in its efforts. Mr. Miller has agreed to reimburse The Altman Group, Inc. for its reasonable expenses and to pay it fees in connection with the proxy solicitation. It is currently expected that the fees payable to The Altman Group, Inc. in connection with this proxy solicitation will not exceed $       . To date, The Altman Group has received $        for its services.
     In addition to the costs related to the engagement of The Altman Group, Inc., costs related to this solicitation of proxies include expenditures for printing, postage, legal services and other related items. Mr. Miller is bearing the entire expense of this proxy solicitation. Total expenditures are expected to be approximately $       . Total payments of costs to date are approximately $       .
     Mr. Miller will seek reimbursement of all solicitation expenses from the Company and does not currently intend to seek a vote of the stockholders for approval of such reimbursement.
INFORMATION ABOUT THE PARTICIPANTS IN THIS SOLICITATION OF PROXIES
     Mr. Miller may be viewed as a participant in the solicitation of proxies for the Annual Meeting within the meaning of the federal securities laws. Additional information concerning Mr. Miller is set forth in Annex A to this preliminary proxy statement. Information concerning Mr. Miller’s beneficial ownership of Gencor common stock is set forth in Annex B to this preliminary proxy statement. All information contained in Annexes A and B is incorporated into this preliminary proxy statement by reference. Information in this preliminary proxy statement about Mr. Miller was provided by Mr. Miller.
INFORMATION ABOUT GENCOR
     Based upon information provided in Gencor’s Form 10-K, the mailing address of Gencor’s principal executive office is 5201 North Orange Blossom Trail, Orlando, Florida, 32810, telephone (407) 290-6000.

     Annex C to this preliminary proxy statement sets forth information obtained from Gencor’s public filings related to the beneficial ownership of Gencor common stock and is incorporated in this preliminary proxy statement by reference.
     Except as otherwise noted herein, the information in this preliminary proxy statement concerning Gencor has been taken from or is based upon documents and records on file with the Securities and Exchange Commission and other publicly available information. Although Mr. Miller does not have any knowledge indicating that any statement contained herein is untrue, he does not take any responsibility for the reliability or completeness of statements taken from public documents and records that were not prepared by or on his behalf, or for any failure by Gencor to disclose events that may affect the significance or accuracy of such information.
OTHER MATTERS TO BE VOTED UPON
     The GOLD proxy card provides you the opportunity to vote on the Company’s proposals, other than the election of directors by the Company’s stockholders. For more information about these proposals, please refer to the proxy statement and form of proxy distributed by the Company.
     If no direction is given, proxies held by Mr. Miller will vote FOR, and recommends that common stockholders vote FOR the following proposals:
▪	Proposal 1 – Election of Lloyd I. Miller, III as director,

▪	Proposal 2 – Proposal to ratify selection of auditors, and

▪	Proposal 4 – Grant of discretionary authority to adjourn meeting to solicit additional votes.
Proxies held by Mr. Miller will vote FOR any proposal by Mr. Miller to adjourn the meeting, unless the signed GOLD proxy contains instructions to the contrary.
     If no direction is given, proxies held by Mr. Miller will vote AGAINST, and recommends that common stockholders vote AGAINST the following proposal:
▪	Proposal 3 – Approval of 2008 Incentive Compensation Plan.
Mr. Miller recommends a vote AGAINST Gencor’s proposed stock plan. Mr. Miller believes that stock grants under the proposed plan to Mr. E.J. Elliott and Mr. Marc G. Elliott would lack incentive value. Mr. E.J. Elliott and Mr. Marc G. Elliott each already have a large equity interest in Gencor, and Mr. Miller believes that any future equity grants under the 2008 Incentive Compensation Plan would not provide meaningful incentives to Mr. E.J. Elliott and Mr. Marc G. Elliott to improve the performance of the Company.

YOUR VOTE IS IMPORTANT.
Your vote could determine if the stockholders have an adequate voice in the affairs of this Company.
Let your voice be heard.
Please mark, sign and date the enclosed GOLD proxy card and return it promptly in the enclosed postage-prepaid envelope.
* * * * * * *
Questions or requests for additional copies of this preliminary proxy statement should be directed to:
(800)
JUDGMENTS, ESTIMATES AND FORWARD-LOOKING STATEMENTS
     The views expressed in this preliminary proxy statement are judgments, which are subjective in nature and, in certain cases, forward-looking in nature. This preliminary proxy statement may also contain estimates made without the benefit of actual measurement. Forward-looking statements and estimates by their nature involve risks, uncertainties and assumptions. Forward-looking statements and estimates are inherently speculative in nature and are not guarantees of actual measurements or of future developments. Actual measurements and future developments may and should be expected to differ materially from those expressed or implied by estimates and forward-looking statements. Mr. Miller does not assume any obligation and does not intend to update these forward-looking statements. The information contained in this preliminary proxy statement does not purport to be an appraisal of any business or business unit or to necessarily reflect the prices at which any business or business unit or any securities actually may be bought or sold. In addition, where quotations have been used, permission to use such quotations was neither sought nor obtained.
     The views expressed in this preliminary proxy statement are those of Mr. Miller. These views are premised on not only Mr. Miller’s individual business and financial experience but more importantly, on his expectations for future Company performance. However, your personal expectations for the Company could differ from those of Mr. Miller. Thus, the views expressed in this preliminary proxy statement do not constitute a recommendation by Mr. Miller to any holder of shares of Gencor common stock with respect to how such stockholder should vote his or her shares. Instead, Mr. Miller recommends that, prior to voting by proxy or in person at the Annual Meeting, each stockholder analyze the views expressed herein in conjunction with its own expectations for the Company’s future performance and profitability.

ANNEX A
RELATIONSHIP BETWEEN THE COMPANY AND CERTAIN STOCKHOLDERS
WHO MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES
     Mr. Lloyd I. Miller, III, as a concerned stockholder may be deemed to be a participant in the solicitation of proxies for the Annual Meeting, as that term is defined under federal securities laws.
     Except as described in the following paragraphs, Mr. Miller does not currently hold any position or office with the Company. Furthermore, no arrangements or understandings exist between Mr. Miller and any other person with respect to any future employment by the Company or its affiliates or any future transactions to which the Company or its affiliates will or may be a party. No arrangements or understandings exist pursuant to which Mr. Miller is to be elected as a director. Mr. Miller does not have any family relationship with any director or executive officer of the Company. Mr. Miller is not and has not been engaged in any legal proceedings in the past ten years relating to bankruptcy, criminal proceedings, violations of the securities laws, violations of the Federal commodities laws, or injunctions from engaging in certain business activities. Mr. Miller has not been convicted in a criminal proceeding during the past ten years. Additionally, Mr. Miller is not, nor is any associate of Mr. Miller, a party adverse to the Company in a material proceeding, nor does Mr. Miller otherwise have a material interest adverse to the Company.
     Except as described in the paragraphs that follow, Mr. Miller does not, nor does any company with which Mr. Miller is associated, have any business relationship with the Company. Mr. Miller is not a party to a contract, arrangement or understanding with any person with respect to any securities of the Company. Mr. Miller is not and has not in the last year, nor has any family member of Mr. Miller, been indebted to the Company for an amount exceeding $120,000 and does not have any interest in any transactions, involving an amount exceeding $120,000, to which the Company is a party.
     Mr. Miller is the holder of 10,800 shares and may be deemed to beneficially own 918,166 shares of common stock of the Company. Additional information regarding Mr. Miller has been publicly disclosed in the Company’s proxy statements and Mr. Miller’s filings under the Securities Exchange Act of 1934, as amended. Mr. Miller’s address is: Lloyd I. Miller, 4550 Gordon Drive, Naples, Florida 34102.

A-1

ANNEX B
PURCHASE AND SALE OF SECURITIES BY
MR. MILLER AND HIS ASSOCIATES
     The following table sets forth information with respect to all purchases and sales by Mr. Miller and his associates during the past two years. Except as set forth below, Mr. Miller and his associates have not purchased or sold securities of the Company within the past two years. The transactions listed below were made on the open market at market prices.
GENCOR INDUSTRIES, INC.
SEE LEGEND BELOW FOR EXPLANATION OF ENTITIES

ENTITY	DATE	PURCHASE	SALE
A-4	2/8/2006	20,000
A-4	2/17/2006	30,000
A-4	2/23/2006	4,500
A-4	3/2/2006	500
ALEX UGMA	3/15/2006	6,000
LIM	3/15/2006	6,500
LLOYD IV	3/15/2006	6,000
A-4	3/15/2006	13,500
ALEX UGMA	3/16/2006	7,200
A-4	3/16/2006	25,000
A-4	3/17/2006	31,800
A-4	3/17/2006	17,800
A-4	3/21/2006	7,600
A-4	3/27/2006	9,900
A-4	3/29/2006	2,000
A-4	3/29/2006	3,560
A-4	4/19/2006	12,000
A-4	4/19/2006	40,000
A-4	4/20/2006	12,000
A-4	4/26/2006	5,000
A-4	4/26/2006	6,000
A-4	4/27/2006	14,000
A-4	5/2/2006	2,000
A-4	5/4/2006	8,700
A-4	5/5/2006	15,000
A-4	5/9/2006	3,000
A-4	5/10/2006	1,500
A-4	5/12/2006	1,000
A-4	5/15/2006	10,800
A-4	5/17/2006	660
A-4	5/18/2006	4,000
A-4	5/22/2006	2,200
A-4	5/23/2006	500
A-4	5/24/2006	500
A-4	6/1/2006	13,800
A-4	6/2/2006	15,700
A-4	6/7/2006	7,800

ENTITY	DATE	PURCHASE	SALE
A-4	6/8/2006	17,400
A-4	6/9/2006	1,800
A-4	6/15/2006	17,300
A-4	6/23/2006	11,400
A-4	6/26/2006	15,500
A-4	7/7/2006	12,200
A-4	7/13/2006	7,300
A-4	7/14/2006	17,500
A-4	7/18/2006	5,100
A-4	7/19/2006	4,300
A-4	7/20/2006	11,200
A-4	8/9/2006	14,300
A-4	8/16/2006	7,400
A-4	8/22/2006	2,000
A-4	8/28/2006	1,700
A-4	8/29/2006	9,300
A-4	9/8/2006	8,200
A-4	9/14/2006	12,100
A-4	9/20/2006	9,400
A-4	9/26/2006	12,300
A-4	9/26/2006		12,300
A-4	9/26/2006	13,200
A-4	9/26/2006	1,501
ALEX UGMA	9/28/2006		13,200
LLOYD IV	9/28/2006		6,000
C	9/28/2006	19,200
A-4	10/3/2006	12,800
A-4	10/4/2006	8,600
A-4	10/5/2006	5,600
A-4	10/11/2006	21,700
A-4	10/17/2006	12,800
M-2	11/24/2006	2,500
A-4	11/30/2006	5,400
A-4	12/7/2006	4,800
A-4	12/8/2006	6,200
A-4	12/11/2006	4,999
A-4	12/11/2006		4,999
A-4	12/11/2006	4,900
A-4	12/14/2006	7,200
A-4	12/19/2006	4,400
A-4	12/21/2006	3,800
A-4	12/27/2006	200
A-4	12/27/2006	5,000
A-4	12/27/2006	7,200
A-4	1/3/2007	8,600
A-4	1/5/2007	8,700
A-4	1/10/2007	7,700
A-4	1/11/2007	4,800
A-4	1/12/2007	7,100

ENTITY	DATE	PURCHASE	SALE
A-4	1/19/2007	5,400
A-4	1/23/2007	3,000
A-4	1/23/2007	9,800
A-4	1/29/2007	8,900
A-4	1/31/2007	5,200
A-4	2/6/2007	4,700
ALEX UGMA	2/7/2007	1,100
A-4	2/13/2007	9,600
A-4	2/20/2007	1,100
A-4	2/23/2007	1,000
A-4	2/26/2007	2,400
A-4	2/27/2007	1,900
M-2	2/28/2007	1,000
M-2	3/1/2007	4,100
M-2	3/2/2007	23,800
M-2	3/5/2007	4,915
M-2	3/7/2007	4,900
M-2	3/12/2007	500
M-2	3/15/2007	4,680
M-2	3/16/2007	4,200
M-2	3/21/2007	1,800
M-2	3/22/2007	27,000
M-2	4/13/2007	500
M-2	4/16/2007	1,000
M-2	4/17/2007	800
M-2	4/18/2007	16,500
M-2	4/30/2007	560
M-2	5/3/2007	1,040
M-2	5/4/2007	100
M-2	5/8/2007	500
M-2	5/15/2007	3,750
M-2	5/23/2007	40,000
LIM	5/25/2007	3,800
LIM	6/15/2007	500

LEGEND

Trust A-4 (“A-4”) and Trust C (“C”)	Lloyd I. Miller, III (“Miller”) is the advisor to Trust A-4 and Trust C (the “Trusts”).

Alan Goldman, VP PNC Bank, N.A. 500 PNC Center 201 East Fifth Street Cincinnati, OH 45202	Trust A-4 was created pursuant to a Declaratory Judgment, signed by the Honorable Wayne F. Wilke for the Court of Common Pleas, Probate Division, Hamilton County, Ohio, on October 27, 1992, pursuant to which Trust A was split into four separate trusts. The Trusts were created pursuant to an Amended and Restated Trust Agreement (the “Trust Agreement”), dated September 20, 1983.

Mr. Miller was named as advisor to PNC Bank, Ohio, N.A. (formerly The Central Trust Company, N.A., Cincinnati Ohio), the trustee named in the Trust Agreement. Such appointment became effective on April 22, 1990, the date of death of Lloyd I. Miller, the grantor of the Trusts.

All of the shares Mr. Miller may be deemed to beneficially own as advisor to the Trusts were purchased by funds generated and held by the Trusts.

Milfam II L.P. (“M-2”)	Mr. Miller is the manager of Milfam LLC, an Ohio limited liability company established pursuant to the Operating Agreement of Milfam LLC, dated as of December 10, 1996.

Steve Hendrickson Northern Trust Company 50 South Lasalle Street Chicago, IL 60675	Milfam LLC is the managing general partner of Milfam II L.P. a Georgia limited partnership established, pursuant to the Partnership Agreement for Milfam II L.P., dated December 11, 1996.

All of the shares Mr. Miller may be deemed to beneficially own as the manager of the managing general partner of Milfam II L.P. were purchased with money contributed to Milfam II L.P. by its partners, or money generated and held by Milfam II L.P.

Alexandra Miller under Florida Uniform Gift to Minors Act (“Alex UGMA”)	Mr. Miller is the custodian to a certain account created under the Florida Uniform Gift to Minors Act for Alexandra Miller.

Lloyd I. Miller, III 4550 Gordon Drive Naples, Florida 34102	All of the shares Mr. Miller may be deemed to beneficially own as custodian of the account created for Alexandra Miller under the UGMA were purchased with money held by the Alex UGMA.

Lloyd I. Miller, III (“LIM”)	Mr. Miller is the owner of 10,800 shares.

Lloyd I. Miller, III 4550 Gordon Drive Naples, Florida 34102
Except as shown in the table above, the address for each person or entity is as follows:
Gradison McDonald
580 Walnut Street
Cincinnati, OH 45202

BENEFICIAL OWNERSHIP OF GENCOR COMMON STOCK BY
MR. LLOYD I. MILLER, III

	(2) Name and	(3) Amount and
(1) Title of	address	nature of beneficial
class	of beneficial owner	ownership	(4) Percent of class
Common Stock	Lloyd I. Miller, III 4550 Gordon Drive Naples, Florida 34102	918,166	11.5%

ANNEX C
SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth, based solely upon Gencor’s proxy statement filed with the Securities and Exchange Commission on January 28, 2008, certain information as to the beneficial ownership of Gencor stock as of November 27, 2007. The table below sets forth information as of November 27, 2007 with respect to the beneficial ownership of
•	each person who was known by the Company to own beneficially more than 5% of any class of the Company’s Common Stock or Class B Stock,

•	each of the Company’s directors,

•	all current directors and executive officers of the Company as a group.
BENEFICIAL OWNERSHIP TABLE

	Amount and Nature of
	Beneficial Ownership (1)			Percent of Class (1)
	Common		Class B	Common	Class B
Name And Address of Beneficial Owner	Stock		Stock	Stock	Stock
E. J. Elliott	1,064,030	(2)	1,348,318	13.4%	82.1%
5201 N. Orange Blossom Trail Orlando, Florida 32810

Marc G. Elliott	293,902		101,520	3.7%	6.2%
5201 N. Orange Blossom Trail Orlando, Florida 32810

David F. Brashears	57,438		—	0.7%	—
5201 N. Orange Blossom Trail Orlando, Florida 32810

Scott W. Runkel	35,148		—	0.4%	—
5201 N. Orange Blossom Trail Orlando, Florida 32810

Russell R. Lee, III	2,500		—	0.0%	—
5201 N. Orange Blossom Trail Orlando, Florida 32810

Randolph H. Fields	2,500		—	0.0%	—
5201 N. Orange Blossom Trail Orlando, Florida 32810

David A. Air	4,700		—	0.1%	—
5201 N. Orange Blossom Trail Orlando, Florida 32810

All Directors and Executive	1,460,218	(2)	1,449,838	18.3%	88.2%
Officers as a group (7 persons)

	Amount and Nature of
	Beneficial Ownership (1)			Percent of Class (1)
	Common		Class B	Common	Class B
Name And Address of Beneficial Owner	Stock		Stock	Stock	Stock
John E. Elliott	591,011		—	7.4%	—
5201 N. Orange Blossom Trail Orlando, Florida 32810

Harvey Houtkin	2,171,969	(3)	—	27.3%	—
160 Summit Avenue Montvale, NJ 07645

Lloyd I. Miller, III	918,166	(4)	—	11.5%	—
4550 Gordon Drive Naples, Florida 34102

(1)	Based on 7,967,372 shares of common stock outstanding. In accordance with Rule 13d-3-f the Securities Exchange Act of 1934, as amended, shares that are not outstanding, but that are subject, to option, warrants, rights or conversion privileges exercisable within 60 days have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the individual having such right but have not been deemed outstanding for the purpose of computing the percentage for any other person.

(2)	Includes 48,978 shares owned by the Elliott Foundation, Inc.

(3)	Based solely on a Schedule 13D dated August 8, 2005 filed by Harvey Houtkin with the Securities and Exchange Commission. Amount beneficially owned: 2,171,969 shares (includes 834,780 shares owned by Mr. Houtkin’s wife Sherry Houtkin); 45,974 shares owned by Mr. Houtkin’s son Stuart; 67,980 shares owned by Mr. Houtkin’s son Brad; 26,830 shares owned by Mr. Houtkin’s son Michael; and 30,500 shares owned by Domestic Securities, Inc., of which Mr. Houtkin is Chief Executive Officer, Secretary, director and a 50 percent indirect beneficial owner.

(4)	Based solely on a Schedule 13D dated June 19, 2007, as amended by Amendment No. 1 to the Schedule 13D dated November 20, 2007, each filed by Lloyd I. Miller, III with the Securities and Exchange Commission. Amount beneficially owned: 918,166 shares (includes 156,045 shares sole voting power and 762,121 shares shared voting power).

***************************************************PRELIMINARY****************************************************
GENCOR INDUSTRIES, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY LLOYD I. MILLER, III,
NOT BY THE BOARD OF DIRECTORS OF GENCOR INDUSTRIES, INC.
     The undersigned holder of shares of common stock of Gencor Industries, Inc., a Delaware corporation (the “Company”), hereby appoints Lloyd I. Miller, III (the “Proxy”) as attorney and proxy of such holder, with full powers of substitution and resubstitution, to represent the undersigned and vote on behalf of the undersigned at the Annual Meeting of Stockholders of the Company, to be held at the Company’s corporate offices, 5201 North Orange Blossom Trail, Orlando, Florida, on March 6, 2008 at 10:00 A.M., local time, and any adjournment or postponement thereof. The undersigned hereby grants the Proxy the authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein. The undersigned hereby acknowledges receipt of the Proxy Statement of Lloyd I. Miller, III.
This proxy, when properly executed, will cause your shares to be voted as you direct.
If you return this proxy, properly executed, without specifying a choice, your shares will be voted FOR Proposal 1, Proposal 2 and Proposal 4 and AGAINST Proposal 3.

PROPOSAL 1 – Election of Lloyd I. Miller, III as Director
Election of Lloyd I. Miller, III as a director of the Company.
LLOYD I. MILLER, III RECOMMENDS A VOTE FOR PROPOSAL 1

ELECTION OF DIRECTOR:	☐ FOR the nominee listed to the left.	☐ WITHHOLD
Lloyd I. Miller, III		AUTHORITY
to vote for the nominee listed
to the left.

PROPOSAL 2 – Proposal to Ratify Selection of Auditors
Proposal to ratify the selection of Moore Stephens Lovelace, P.A. as auditors.
LLOYD I. MILLER, III RECOMMENDS A VOTE FOR PROPOSAL 2

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 3 – Approval of 2008 Incentive Compensation Plan
Proposal to approve the 2008 Incentive Compensation Plan.
LLOYD I. MILLER, III RECOMMENDS A VOTE AGAINST PROPOSAL 3

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 4 – Grant of Discretionary Authority to Adjourn Meeting
Grant of discretionary authority to adjourn the meeting to solicit additional proxies.
LLOYD I. MILLER, III RECOMMENDS A VOTE FOR PROPOSAL 4

☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE COMPLETE, SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD.
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In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting, or any adjournment or postponements thereof, as set forth in the proxy statement provided herewith.
Please sign your name exactly as it appears hereon or on your proxy cards previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President and other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

Dated:

Signature

Signature, if held jointly

Title:

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.
If you have any questions or need help voting your shares, please call
The Altman Group, Inc., toll free at (800) .

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